UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 26, 2008

Smithtown Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	000-13314	11-2695037
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 Motor Parkway, Suite 160, Hauppauge, New York 11788
(Address of principal executive offices)

Registrant’s telephone number, including area code
631-360-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 26, 2008, Smithtown Bancorp, Inc. (the “Company”), entered into Subscription Agreements with accredited investors (the “Investors”) pursuant to which the Company has raised in the aggregate approximately $27.5 million through direct sales to such investors of newly issued voting Common Shares of the Company (the “Offering”).

Under the terms of the Subscription Agreements, the Investors purchased a total of 1,965,000 Common Shares of the Company at a purchase price of $14.00 per share. The Common Shares sold to the Investors under the Subscription Agreements are subject to transfer restrictions, but may generally be freely resold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), beginning six months after sale.

The Subscription Agreements also contain provisions with respect to registration rights, indemnification and certain other matters.

This summary of the Subscription Agreements does not purport to be a complete description of such agreements, and is qualified in its entirety by reference to the form of Subscription Agreement attached hereto as Exhibit 10.1.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Offering, on September 29, 2008, the Company sold a total of 1,965,000 shares of voting Common Shares at a purchase price of $14.00 per share, for an aggregate offering price of approximately $27.5 million, and paid placement agent commissions of approximately $1.17 million. The Common Shares were offered and sold in a private placement to accredited investors in offerings exempt from the Securities Act registration requirements under Section 4(2) of and Regulation D under the Securities Act.

ITEM 7.01 REGULATION FD DISCLOSURE

On September 30, 2008, the Company issued a press release, which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The furnishing of this information is not intended to, and does not, constitute a determination or admission by the Company that this information is material or complete or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Forward-Looking Statements

Certain statements contained in this announcement that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of our loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.

Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibits are being filed herewith:

Exhibit No.	Exhibit Description

10.1	Form of Subscription Agreement, dated as of September 26, 2008, by and between the Company and the Investors.

 The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Smithtown Bancorp, Inc., Press Release, dated September 30, 2008, announcing projected third quarter financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMITHTOWN BANCORP, INC

Dated: October 1, 2008	/s/ Bradley E. Rock
Bradley E. Rock, Chairman, President and
Chief Executive Officer

Dated: October 1, 2008	/s/ Anita M. Florek
Anita M. Florek, Executive Vice President,
Treasurer and Chief Financial Officer